SUPPLEMENT DATED SEPTEMBER 21, 2022 TO THE CURRENT
STATUTORY PROSPECTUS FOR:
Invesco Developing Markets Fund
Invesco Discovery Fund
Invesco MSCI World SRI Index Fund
Invesco Small Cap Growth Fund
(a “Fund”)
This supplement amends the Statutory Prospectus of the above referenced funds and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Statutory Prospectus and retain it for future reference.
The following information is added to the last paragraph under the heading “Other Information- Limited Fund Offering” in the Statutory Prospectus:
During this limited offering, the Fund reserves the right, in its discretion, to accept purchases: from certain investors which may include, among others, corporations, endowments, foundations and insurance companies; from RIA or bank trust firms with eligible assets described above that launch a new offering platform or move assets from an existing platform to a new platform, and in other limited circumstances after a determination by the Adviser that such action is not detrimental to the Fund and its shareholders. The Fund reserves the right to change this policy at any time.
LFO-SUP-092122